EXHIBIT 10.45

RELIANT-ATP
MEDICAL LETTER WRITING
SERVICES AGREEMENT

This AGREEMENT, executed this 18th day of December, 2000, is made by and between Reliant Pharmaceuticals, LLC, a Delaware limited liability company having a place of business at 721 Route 202/206 South, Bridgewater, New Jersey 08807 (hereafter referred to as “Reliant”), and ATP, LLC, dba PPD ATP, LLC, a North Carolina limited liability company (hereinafter referred to as “ATP”).

W I T N E S S E T H:

WHEREAS, Reliant is engaged in the development, manufacture, marketing and sale of pharmaceutical products; and

WHEREAS, ATP has experience and expertise in the area of providing medical writing assistance for the pharmaceutical industry; and

WHEREAS, Reliant desires to employ ATP to prepare standard medical information letters related to Reliant products;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and other valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.             Services Provided by ATP. ATP shall provide those medical letter writing development, implementation, and information response services which are attached hereto as an exhibit (the “Medical Writing Services”) as requested by Reliant from time to time. ATP shall not perform any Services without the prior written authorization of the representative designated by Reliant.

2.             Obligations of Reliant. Reliant shall provide the necessary information for ATP to develop the medical letters for products designated by Reliant. ATP will create a draft letter and forward such draft to Reliant for review and approval. Reliant will be solely responsible for the final content of such letters. Reliant shall designate a representative from time to time who is authorized to identify and request Medical Writing Services from ATP. The initial Reliant representative is Keith S. Rotenberg, Ph.D. Reliant has the authority to audit ATP procedures which relate to Reliant and which materially impact ATP’s role in fulfilling services for Reliant in accordance with established quality assurance procedures. Reliant may audit ATP at any time during regular business hours at its discretion and agrees to give at least seventy-two (72) hours notice to ATP. Such audits may include but are not limited to ATP procedures, files, and records associated with any Medical Writing Services performed by ATP hereunder.

3.             Term and Termination. The term of this Agreement shall commence upon execution of this agreement by both parties or December 18, 2000 (the “Commencement Date”), whichever is earlier, and shall exist and continue until December 18, 2001 unless terminated earlier as provided in this Section 3. Thereafter, this Agreement may be renewable only under the terms and conditions that are agreed upon, in writing, by both parties. This Agreement may be terminated as follows:

A.            By Reliant or ATP without cause upon sixty (60) days written notice to the other party.

B.            By Reliant or ATP immediately upon notice to the other, if the other party shall fail to make any undisputed payments within thirty (30) days of the date when due hereunder.

C.            By Reliant or ATP, if the other party shall default in the performance of any term or condition of this Agreement (other than nonpayment of moneys owed), on thirty (30) days prior written notice to the other, specifying the nature of the default, unless such defaulting party shall cure that default within the thirty (30) day period.

D.            By Reliant or ATP immediately on notice to the other, if the other party shall make an assignment for the benefit of creditors, shall file a petition in bankruptcy, is adjudicated insolvent or bankrupt, or if a receiver or trustee is appointed with respect to a substantial part of such other party’s property or a proceeding is commenced against it which reasonably will impair substantially its ability to perform hereunder.

Upon termination both parties shall be relieved of any further obligations hereunder except those set forth in Sections 5, 6, 7, 8, 9, and 11 and payment for Services rendered set forth in Section 4. Termination shall not affect the rights or obligations of either party accrued as of such termination.

4.             Compensation.

Reliant shall compensate ATP for performance of services rendered pursuant to this Agreement on the basis of time spent by ATP staff in one-fourth (1/4) hour increments multiplied by the appropriate staff hourly rate, as set forth in Attachment A. Notwithstanding anything to the contrary in this Section 4a, staffing fees shall not exceed $[***]

a.             during the term of this Agreement.

b.             Reliant shall reimburse ATP for specified out-of-pocket expenses incurred by ATP in biomedical literature search and medical writing services as set forth in Attachment A. These costs include bibliographic database access, Copyright Clearance, external document retrieval, internal document procurement. The administrative charge covers the cost associated with the required accounting processes. Out-of-pocket expenses not listed above must be preapproved by Reliant. Pre-approved travel expenses, including coach airfare, are invoiced at cost. Meals associated with meetings as requested by Reliant are invoiced at cost. In the event that Reliant requests ATP to make and/or distribute copies of copyrighted materials such as journal articles or excerpts from publications, Reliant agrees to pay the cost of any copyright fees incurred by ATP that are necessary for ATP to produce such copies, unless ATP provides written information indicating that ATP need not pay a copyright fee to make such copies.

c.             ATP shall submit monthly invoices to Reliant setting forth the Services provided, staffing, hours of staffing, staffing fees and additional costs. Payment for uncontested Services shall be due within thirty (30) days of receipt of the invoice, which payment may be credited against the monies in the Advance Account, as described below.

5.             Confidentiality. Reliant and ATP hereby acknowledge that their businesses involve the development of valuable and confidential business information. “Reliant Confidential

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Information” shall mean any information treated by Reliant as confidential, including without limitation all Reliant Data and all information relating to ADE’s received through Reliant toll-fee number(s) from all callers and third parties. “ATP Confidential Information” shall mean any information rightfully treated by ATP as confidential, including ATP’s use of telephone services to provide access to a wide variety of information. During the term of this Agreement, and for a period of five (5) years following the termination of this Agreement, ATP and Reliant agree that, without the prior written consent of the other party, it shall not disclose to any third party nor use for any purposes whatsoever, any Reliant Confidential Information or ATP Confidential Information which has been disclosed by the other party or by any other person or entity on behalf of the other party or learned in the performance hereof. In addition, neither party shall disclose the essential terms of this Agreement to any other entity or person. This obligation of nondisclosure does not extend to Confidential Information which was in the possession of or known by either party prior to their receipt of the information from the other party as evidenced by written records; is or becomes available to the general public by acts not attributable to a breach or default of an agreement by the other party; is hereafter furnished to Reliant or ATP by a third party as a matter of right without restriction on disclosure; or that Reliant or ATP is obligated to produce under Court or governmental order, limited to the purpose and extent of such order, in which case either party will notify the other as far in advance as possible to allow the other party to challenge such production. In addition, each party further agrees to use its reasonable precaution to safeguard the confidentiality of all proprietary information and trade secrets of the other party. Upon termination of this Agreement by either party, all Confidential Information shall be returned to each party, upon request by the other, except for one copy which may be kept for archival purposes. Neither party shall make any press releases during the term of this Agreement with respect to the existence of this agreement, without the prior consent of the other party, unless such disclosure is required by Law.

6.             Rights to Program and Other Property.

a.             All computer programs, including any documentation relating thereto, and all trade secrets, copyrights, and other intellectual and proprietary rights, developed by ATP in connection with the performance of Services hereunder, are owned by and shall remain the exclusive proprietary property of ATP. Such materials shall be deemed confidential business information of ATP and subject to the limitations and restrictions of Section 5 of this Agreement.

b.             Any data or information generated by ATP as a result of the Medical Writing Services performed hereunder or inquiries received through the Reliant toll-free numbers, documents and information supplied to ATP by Reliant or any patients or healthcare professionals purchasing, using or prescribing Reliant products, including product package inserts, protocols, training materials and any reports or compilation of data, inquiries, or responses prepared by ATP in performing the services for Reliant shall be referred to as “Reliant Information.” Reliant Information shall be owned by Reliant and, to the extent that they are reduced to written form, Reliant shall be deemed owner of the copyright in relation to such materials. Such materials shall be deemed confidential business information of Reliant subject to the limitations and restrictions of Section 5 of this Agreement. Within five (5) business days after the termination of this Agreement for any reason, the Reliant Information shall be returned to Reliant except for one copy which may be kept for archival purposes only. ATP shall not use Reliant Information for any purpose other than carrying out the terms of this Agreement.

7.             Noninterference with Employees. Each party acknowledges that the other’s employees have received special training and have expertise in rendering services and are a valuable and unique asset of such party’s business. During the period this Agreement is in effect and for a one

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(1) year period following the termination of this Agreement, each party agrees that, without the prior written consent of the other, it shall not solicit any employee of the other (i) to terminate his or her employment with such party or (ii) to become associated with the other or its affiliates.

8.             Remedies. No adequate remedy at law may exist or be available in the event of a breach or threatened breach of the covenants contained in Sections 5, 6, and 7. In the event of any breach or threatened breach by Reliant or ATP, the other party shall be entitled to seek injunctive relief, including a temporary restraining order and preliminary injunction, without the posting of bond or other security restraining such breach by the other part; provided, however, that nothing herein shall be construed as prohibiting the other party from pursuing any other remedies available with respect to such breach or threatened breach, including the recovery of damages.

9.             Indemnification. Reliant shall indemnify and save ATP harmless from any claim, loss, liability, or expense, including reasonable attorneys’ fees, which may be incurred by or asserted against ATP as a result of or arising from Reliant’s breach or default of this Agreement, the negligence or misconduct of Reliant or its employees, or on account of the Reliant Data. ATP shall indemnify and save Reliant harmless from any claim, loss, liability, or expense, including reasonable attorneys’ fees, which may be incurred by or asserted against Reliant as a result of or arising from ATP’s breach or default of this Agreement or from the negligence or misconduct of ATP or its employees in performance of the services hereunder. The indemnifying party, provided it properly notifies in advance and protects the interests of the other party, shall have the sole control of the defense of any such action which shall be exercised reasonably and of all negotiations for its settlement or compromise, and the other party will provide, at the indemnifying party’s expense, reasonable assistance in defending, at the indemnifying party’s discretion, any claim, suit, or action. Neither party shall settle or admit liability with respect to any such claims, charges, suits or other actions which could result in liability to the other party without the prior written consent of the other party, which consent shall not be unreasonably withheld or delayed; provided, however, neither party may settle a claim or action related to a liability without the consent of the other party is such settlement would impose any monetary obligation on the other party or require the other party to submit to an injunction or otherwise limit the other party rights under this Agreement.

10.           Insurance of ATP. During the term of this Agreement, ATP shall maintain in full force and effect comprehensive general liability insurance, including professional and contractual liability coverages, with aggregate coverage of no less than $2,000,000 single limit. If so requested by Reliant, ATP shall provide Reliant a certificate evidencing such insurance. If the insurance is on a “claims made” basis, ATP shall obtain tail coverage for at least seven (7) years after termination of this Agreement.

11.           Liability; Disclaimers; Warranties

A.            Liability. Except for acts constituting gross negligence or willful misconduct, neither party shall be liable to the other under or in connection with this Agreement for special, indirect, consequential, punitive or exemplary damages of any nature, including lost profits or savings.

B.            Circumstances Beyond Control of Parties/Force Majeure. Neither party shall be liable, in any manner, for failure to meet its obligations pursuant to this Agreement to the extent that such failure is caused by matters which are beyond the reasonable control of such party, including, without limitations any delay of carriers, supplies, or telecommunication providers, severe weather or any Change of Law. Certain members of the Staff of ATP will be pharmacists

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in the State of North Carolina and/or pharmacists in other states and in the process of being licensed in North Carolina. Any state may maintain that some licensing is required in a particular state in order for ATP or Reliant to provide the services hereunder in such state. In the event that a state requires licensing of the ATP employees in that state, Reliant will nor[not?] offer the services to be provided by ATP in Section 1 in that state, and at the option of either party, this Agreement may terminate as stated under Section 3, and Reliant shall pay ATP any fees earned prior to termination. As of the date of this Agreement, ATP is unaware of any state in which ATP cannot provide services as described in this Agreement. “Change of Law” means any change in, or binding change in the judicial or administrative interpretation of, or adoption of, any Law, which is implemented after the date hereof. “Law” means any federal, state, local or other constitution, charter, act, statute, law, ordinance, code, rule, regulations, order, specified standards or objective criteria contained in any applicable permit or approval, or other legislative or administrative action of the United States of America, or any state or agency, department authority, political subdivision of other instrumentality of either thereof, or a find decree, judgement, or order of a court. If the Force Majeure continues for more than thirty (30) days, the party not suffering the Force Majeure may terminate this Agreement upon five (5) days written notice to the other party.

C.            Year 2000. Each party hereto warrants to the other that as of December 31, 1999, it was Year 2000 Compliant and Ready. For purposes of this agreement, “Year 2000 Compliant and Ready” means that (a) in all material respects the hardware and software systems used in the operation of a party’s business and its general business plan will (i) handle date information involving any and all dates before, during and/or after January 1, 2006, including accepting input, providing output and performing date calculations in whole or in part; (ii) operate accurately without interruption-on and in respect of any and all dates before, during and/or after January 1, 2000 and without any change in performance; and (iii) store and provide date input information without creating any ambiguity as to the century; and (b) the party has developed alternative plans to ensure business continuity in the event of the failure of any or all of items (a)(i) through (iii) above.

12.           Independent Contractor Status. ATP is and at all times shall be an independent contractor in the performance of this Agreement and is not authorized to bind Reliant to any agreement or contract, or in any other manner, with any third party. ATP shall exercise control over its employees and agents and shall be solely responsible for the verification of identity and employment eligibility, for the payment of any wages, salaries, or other remuneration of its employees and agents, and for the payment of any payroll taxes, contributions for unemployment or workers compensation, social security, pensions, or annuities which are imposed as a result of the employment of ATP’s employees and/or agents.

13.           Assignment and Delegation of Duties. Neither party hereto may assign any of its rights or delegate any of its duties hereunder without the other party’s express written consent to such assignment or delegation, except that Reliant may, without consent, assign its rights and responsibilities hereunder to any Affiliate of Reliant or to any corporation, firm or other business entity with or into which Reliant may merge or consolidate or to which Reliant may sell or transfer all or substantially all of its assets.

14.           Governing Law. This Agreement shall be construed and governed under the laws of the State of Delaware.

15.           Severability. Any invalidity or unenforceability of any paragraph or part of any paragraph herein shall not in any way affect the validity or enforceability of any other paragraph

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or any part of any other paragraph, and this Agreement shall be construed in all respects as if such invalid or unenforceable provisions were omitted.

16.           Entire Agreement. This Agreement constitutes the entire Agreement among the parties pertaining to the subject matter contained herein and supersedes any and all prior and contemporaneous agreements, representations, and understandings. No supplement to or modification of this Agreement shall be binding unless executed in writing by each of the parties hereto.

IN WITNESS WHEREOF, each of the parties hereto have caused this Agreement to be signed by its duly authorized officers as of the day and year first above written.

ATP, LLC	RELIANT PHARMACEUTICALS, LLC

By:	By:
Name:	Name:
Title:	Title:

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EXHIBIT A

AXID Medical Letter Writing Project
to
Reliant Pharmaceuticals, Inc. (Reliant)
from PPD™ ATP (ATP)

December 14, 2000

1.             Title: RELIANT Medical Letter Writing Project

2.             Objective and Project Assumptions:

The primary objective is to support RELIANT in the creation of standard medical letters.

•      The RELIANT Medical Letter Writing Project is in addition to the Information Support Services Project (MISS). Approved medical letters will be used in verbal and/or written responses as a part of the MISS.

•      ATP will utilize existing AXID® medical letters as the basis for creating new, revised, and updated medical letters.

•      RELIANT will provide ATP with any currently available information resources that it deems necessary in the development of the medical letters (e.g., regulatory documents, product monograph, bibliographies, abstracts, data on file, etc.).

•      ATP will conduct literature searches of reasonable breadth and depth, acquire copies of relevant articles, and compile draft medical letters intended to address clinician questions.

•      Literature searches, as well as compilation, review, and approval of medical letters, will be according to processes outlined in “Staffing and Project Management” (see below).

•      Medical letters will be completed in a time frame that is mutually agreed upon by RELIANT and ATP.

•      As an adjunct to the primary objective, ATP may also assist RELIANT with review and creation of other types of documents and supportive materials including, but not limited to, review and creation of sales training materials.

3.             Project Specifications:

A.            Start-Up Date and Term:

•      Project implementation (i.e., transfer of necessary currently available information resources) will start on or before October 1.

•      ATP suggests that the first month of the Project be dedicated to:

•      Deployment of resources (see Attachment A)

•      Specification of timeframes (see Attachment B)

•      Development of working processes

•      Review and agreement on topics for medical Letters (see Attachment C)

•      Provision of necessary RELIANT documents to ATP

•      The Project may operate through December 31, 2001, although it is anticipated that the medical letters initially specified for creation will be completed well in advance of this date.

•      Attached to this proposal is a Letter of Intent. Execution of the Letter of Intent is necessary for ATP to proceed with Project implementation.

•      Once the Letter of Intent is received by ATP and the scope of services is clearly defined, ATP will prepare an Addendum to the RELIANT MISS Service Agreement.

B.            Hours of Operation and Holidays:

•      Specification of the hours of operation and holidays is not required for the Medical Letter Writing Project. However, should RELIANT request accelerated turnaround of medical letters due to unforeseen events, then, as mutually agreed upon, ATP will invoice RELIANT at time and one-half hourly rates, or double-time where holidays apply.

C.            Staffing and Project

•      ATP Clinical Communications will use a cost-effective project management approach involving Medical Writers and Senior Medical Writers to draft the medical letters. An Editorial and Literature Search Coordinator may assist in conducting literature searches, editing documents, and ensuring the quality of all written material. Attachment A provides hourly rates for each type of staff.

•      The Director of Clinical Communications and/or the Executive Director of Medical Affairs at ATP will perform final document review.

•      Drafts will then be forwarded to individuals at RELIANT (to be designated) for review of clinical, regulatory, legal, and other issues.

•      RELIANT will notify ATP of any necessary changes to the draft medical letter; ATP will make required changes, as requested, and return the revised medical letter to RELIANT for review and final approval (processes and individuals to be determined) prior to its use by the MISS.

•      Although all medical letter writing will be conducted primarily by the Clinical Communications Medical Writing team, ATP will make every effort to utilize staff from the MISS, as appropriate and where possible, to create efficiencies and minimize costs.

D.            Technology

1.             Telecommunications:

•      Specification of telecommunications technology is not required for the Project. All designated staff at RELIANT and ATP will be available via telephone.

2.             Systems:

•      ATP will utilize Microsoft Word as its primary word-processing software.

•      ATP and RELIANT will agree on communication processes (e.g., transmission of drafts and review comments via e-mail).

•      ATP will conduct literature searches utilizing [***] interfaces to biomedical databases.

E.             Working Processes:

•      ATP and RELIANT will jointly develop working processes.

•      Specifications of a process may include, but are not limited to, the following:

•      Proposed topics for medical letters (see Attachment C)

•      Sequence and timeframe for writing

•      Bibliographic databases to be used for searches

•      ATP/RELIANT collaboration process for draft review, revision, and approval

•      Transfer of completed medical letters to the MISS

•      ATP and RELIANT contacts

•      Periodic and ad hoc revision of outdated medical letters

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F.             Training:

•      All ATP Clinical Communications staff will complete a comprehensive ATP training program which includes the following courses:

•      [***]

•      [***]

•      [***]

•      [***]

•      All staff will complete project-specific training using resources and materials agreed upon by ATP and RELIANT.

•      Staff will be trained using materials that have been supplied to ATP by RELIANT, including those available from the MISS. Subsequent literature research may also direct ATP Clinical Communications staff to other sources that will assist in the creation of high-quality medical letters.

G.            Quality Assurance:

•      All drafts will undergo quality review by the Director of Clinical Communications or the Executive Director of Medical Affairs at ATP.

•      ATP will administer the [***] to RELIANT at set intervals as follows:

•      Start-up Performance Report: This report measures ATP’s effectiveness in implementing the Project and is completed within the [***] of the Project.

•      Annual Performance Report: This report measures ATP’s ongoing effectiveness in managing the Project over a [***] period.

H.            Project Timelines:

•      Project timelines and deliverables are outlined in Attachment G.

I.              Budget:

•      ATP Clinical Communications provides medical writing services on an hourly rate basis as indicated in Attachment A. Fees are charged for hours dedicated to RELIANT.

ATTACHMENT A

Clinical Communications Hourly Rates

7/1/00-12/31/01

Medical Writer:	$	[***]

Senior Medical Writer:	$	[***]

Editorial and Literature Search Coordinator:	$	[***]

Director/VP:	$	[***]

Hourly Videoconferencing Rate:	$	[***]

Bibliographic Database Access	$	[***]

Copyright Clearance	$	[***]

Document Procurement (External)	$	[***]

Document Retrieval (Internal)	$	[***]/document

Travel:	$	[***]

Notes:

•      Fees are valid for 30 business days from the date of this proposal.

•      ATP and RELIANT will establish timelines expected delivery dates for completing the medical letters; should RELIANT request an accelerated turnaround for completing medical letters, ATP may invoice RELIANT at time and one-half of base hourly rates.

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ATTACHMENT B

Project Timelines (PROPOSED)

ACTION	TIMELINE
Proposal review and signing of LOI	October 2000

Assign Medical Writer(s) at ATP and create an action plan that details (task, owner, timeline, status) the following: • [***] • [***] • [***] • [***] • [***]	October 2000

Draft contract and review by RELIANT	October 2000

First literature searches, article obtained	October 2000

First medical letter(s) drafted / revised	November 2000

First PPD™ ATP Performance Report Card	February 2001

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ATTACHMENT C

AXID@ Medical Letters

Source Document	Medical Letter Topic	ATP#	Deliverable

PRIORITY 1

AX13	Cover Letter	ATP-AX01	12/31/2000
AXLIT	Literature Search Letter	ATP-AX02	12/31/2000
AX81	Post-marketing Spontaneous Reports	ATP-AX03	12/31/2000
AX82	No Information Available on…	ATP-AX04	12/31/2000
AX – NEW	[***]	ATP-AX05	12/31/2000
AX69/78/72	[***]	ATP-AX06	12/31/2000
AX5/AX19/AX27	Drug Interactions	ATP-AX07	12/31/2000
AX7	Long-Term Safety	ATP-AX08	12/31/2000
AX25	Acid Suppression Ability	ATP-AX09	12/31/2000
AX41	[***]	ATP-AX10	12/31/2000
AX42	[***]	ATP-AX11	12/31/2000
AX 57	[***]	ATP-AX12	12/31/2000
AX 59	[***]	ATP-AX13	12/31/2000
AX68/AX70	[***]	ATP-AX14	12/31/2000
AX83	[***]	ATP-AX15	12/31/2000

PRIORITY 2

AX3	[***]	ATP-AX16	12/31/2000
AX4/AX35	Adverse Events	ATP-AX17	12/31/2000
AX16/AX55	[***]	ATP-AX19	12/31/2000
AX18	[***]	ATP-AX20	12/31/2000
AX28	[***]	ATP-AX21	12/31/2000
AX47	[***]	ATP-AX22	12/31/2000
AX48	[***]	ATP-AX23	12/31/2000
AX49	[***]	ATP-AX24	12/31/2000
AX52	[***]	ATP-AX25	12/31/2000

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AX74	[***]	ATP-AX26	12/31/2000
AX38/AX66/AX67	[***]	ATP-AX27	12/31/2000
AX20	[***]	ATP-AX28	12/31/2000
AX60	[***]

[***]:     Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

Amendment #1

This Amendment #1 (“Amendment”) to the Reliant-ATP Medical Letter Writing Services Agreement dated December 18, 2000 (the “Agreement”), is entered into this 3 day of August, 2001, by and between ATP, LLC, d/b/a PPD Medical Communications (“ATP”), a North Carolina limited liability company with a place of business at 2655 Meridian Parkway, Durham, NC 27713, and Reliant Pharmaceuticals, LLC. a Delaware limited liability company, with a place of business at 110 Allen Road, Liberty Comer, New Jersey 07938 (“Reliant”).

WHEREAS, PPD and RELIANT desire and agree to amend the Agreement.

NOW THEREFORE, in consideration of the mutual covenants set forth below and for other good and valuable consideration, the receipt of which is hereby acknowledged, PPD and Reliant agree as follows:

I.                                      Section 1 Services Provided by ATP, shall be revised by adding the following additional language:

If needed and as mutually agreed, PPD will provide product monograph development services as requested by RELIANT in writing. Such requests for Product Monograph services shall be made by Reliant Pharmaceuticals in writing to PPD in the form of the schedule attached hereto as Schedule 1. The costs for such writing monographs shall not be governed by Section 4(a) and (b).  Compensation of the Agreement but rather as set forth in Schedule 1.

This Amendment may be executed in counterparts, including facsimiles or duplicate counterparts, provided the signatures hereto are original and genuine, each of which shall be deemed one in the same Amendment.

Except as provided in this Amendment, all other terms and conditions of the Agreement remain unchanged and continue in full force and effect, and the parties herby ratify and confirm the Agreement amended hereby.

IN WITNESS WHEREOF, intending to be legally bound hereby, each of the parties hereto have caused this Amendment to be signed by its duly authorized officers as of this day, of August 2001.

Reliant Pharmaceuticals, LLC	ATP, LLC

Signature	Signature

Printed Name	Printed Name

Title	Title

PPD Medical Communications

Confidential Information

Schedule 1
To Amendment 1 to the Reliant-ATP Medical Letter Writing Services Agreement
dated December 18, 2000 (the “Agreement”)

1.                                       Start up date: May 31, 2001

2.                                       Title of Project:             RELIANT Product Monograph Writing Project

3.                                       Staffing:                                                 Clinical Communications Staff

4.                                       Estimated Termination Date of this Project:  December 31, 2001

5.                                       Costs:            Monographs for [***] will be completed as part of the existing budget for the [***] Medical Letter writing project. In no event shall the cost for the monograph services as set forth herein exceed the existing budget for the [***] Medical Letter writing project.

6.                                       Description of Project:                       See attached proposal dated May 11, 2001

7.                                       Other instructions:                                          NA

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AMENDMENT NO. 2

TO AN AGREEMENT BY AND BETWEEN

RELIANT PHARMACEUTICALS, LLC AND ATP, LLC

DATED DECEMBER 18, 2000 AND

AMENDMENT NO. 1 DATED AUGUST 3, 2001

THIS AMENDMENT is made this 25th day of February 2003, by and between Reliant Pharmaceuticals, LLC (“CLIENT”) and ATP, LLC d/b/a PPD Medical Communications (“PPD”).

WHEREAS, CLIENT and PPD entered into that certain Medical Letter Writing Services Agreement (“Agreement”) dated December 18, 2000, as amended on August 3, 2001, pursuant to which PPD provides CLIENT the preparation of standard medical information letters related to CLIENT products (the “Agreement”); and

WHEREAS, CLIENT and PPD wish to amend the Agreement to provide for PPD’s continued performance of these services.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and other valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereby amend the Agreement to include the following:

I.              Section 3, Term of Agreement

II.            Budget Estimate and Attachment A, PPD Rate Schedule

Revisions:

I.                                         Section 3, Term of Agreement. This Section shall be revised in its entirety to read as follows.

3.                                       Term of Agreement. The term of this Agreement shall be effective December 31, 2001 and shall exist and continue until December 31, 2003. Thereafter, CLIENT may renew the term for additional one-year period(s) upon thirty (30) days written notice prior to the end of the existing term, under the terms and conditions herein, as amended from time to time upon mutual agreement by both parties, except that upon renewal of the Agreement, the parties shall review and make adjustments to the hourly fee structure in Attachment A. This Agreement may be terminated as follows:

A.                                   By CLIENT or PPD without cause upon sixty (60) days written notice to the other party.

B.                                     By CLIENT or PPD immediately on notice to the other, if the other party shall fail to make any undisputed payments within thirty (30) days of the date when due hereunder.

C.                                     By CLIENT or PPD, if the other party shall default in the performance of any term or condition of this Agreement (other than nonpayment of moneys owed), on thirty (30) days prior written notice to the other, specifying the nature of the default, unless such defaulting party shall cure that default within the thirty (30) day period.

D.                                    By CLIENT or PPD immediately on notice to the other, if the other party shall make an assignment for the benefit of creditors, shall file a petition in bankruptcy, is adjudicated insolvent or bankrupt, or if a receiver or trustee is appointed with respect to a substantial part of such party’s property or a proceeding is commenced against it which reasonably will impair substantially its ability to perform hereunder.

Upon termination, both parties shall be relieved of any further obligations hereunder except those set forth in Sections 5, 6, 7, 8, 9 and 11 and payment for Services rendered set forth in Section 4. Termination shall not affect the rights or obligations of either party accrued as of such termination.

II.            Budget Estimate and Attachment A, PPD Rate Schedule.

The Budget Estimate and Attachment A, PPD Rate Schedule are both revised and restated in their entirety as attached hereto.

Except as provided herein, all other terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto agree as provided above.

RELIANT PHARMACEUTICALS, INC.	ATP, LLC

By:	By:

Name:	Name:

Title:	Title:

Date:	Date:

BUDGET ESTIMATE:

Reliant Pharmaceuticals (Reliant)

from

PPD Medical Communications (PPD)

ESTIMATED LABOR COST FOR DEVELOPMENT OF STANDARD RESPONSE MEDICAL LETTERS FOR [***]:

PHASE I	GROUP A	[***] LETTERS	$	[***]
PHASE II	GROUP B	[***] LETTERS	$	[***]
PHASE III	GROUP C	[***] LETTERS	$	[***]

•                  PPD will not begin work or incur any labor costs or other costs or expenses for Phase II or Phase III Medical Letters until it has received the written authorization of a representative designated by Reliant to begin work on Phase II or Phase III Medical Letters.

•                  Notwithstanding any provisions of Section 4 of the Agreement (as defined in Amendment No. 2 thereto), labor costs for the Phase I, Phase II and Phase III Medical Letters shall not exceed $[***] in the aggregate. Pass through costs to include document retrieval, photocopying, copyright clearance, postage, etc., will be in addition to the labor costs above and shall not exceed $[***] without express permission of Reliant.

•                  The estimated labor costs presented above are based upon the projected number of hours that Clinical Communications believes would be required for completing the medical letter developments over the course of an agreed timeline. A topic list that delineates the letter grouping is attached to this estimate.

•                  This proposal is based upon an average of [***] hours of Medical Writer’s time, [***] hours of an Editorial and Literature Search Coordinator’s time and [***] hours for Medical Writer peer review time for each medical letter.

•                  The above estimate includes [***] revision cycles per letter. Project management fees are included. Estimate assumes that literature search, citation analysis, procurement, review and selection of pertinent references to be performed by PPD.

•                  The development of a product-specific and disease-specific knowledge base by the medical writer is an integral part of a quality medical letter. PPD utilizes a team approach that allows medical writers to be dedicated to a specific product over the cost of the project. This dedicated approach allows for consistency of style, content and tone as well as operational efficiencies. Since Clinical Communications provides medical writing services on an hourly rate basis as indicated in Attachment A, the labor cost per letter tends to decrease over the course of a project.

[***]:                Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

•                  Article procurement and database access costs are listed in Attachment A. These costs are in addition to the Estimated Labor Costs.

•                  The cost ranges listed above are reflective of the product training as well as additional project variables which will impact the number of labor hours expended:

•                  [***]

•                  [***]

•                  [***]

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ATTACHMENT A

PPD RATE SCHEDULE

SERVICE	COST

Clinical Communications Staffing Rate:
Medical Writer	$[***]/hr
Editorial and Literature Search Coordinator	$[***]/hr

Management Rate:
Director/Executive Director/VP	$[***]/hr

Internal Document	$[***]/document
External Document Retrieval	[***]
Copyright Clearance Retrieval	[***]
Interlibrary Loan	[***]
Database Access	[***]

[***]:                Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

Topic List for [***]
Category Medical letter topic

Rank
USE
USE001	Use in [***]	A
USE002	Use in [***]	A
USE003	Use in [***]

ADE		A
ADE001	[***]	C
ADE002	[***]	B
ADE003	[***]	B
ADE004	[***]	C
ADE005	[***]	C
ADE006	[***]	C
ADE007	[***]	A
ADE008	[***]	C
ADE009	[***]	C
ADE010	[***]

CLN
CLN001	Clinical trials overview	A

COM
COM001	[***]	A

DOS
DOS001	Dosage and administration	A
DOS002	Administration with or without food	B
DOS003	[***]	A
DOS004	Missed doses	B
DOS005	[***]	B
DOS006	[***]	A

INT
INT001	Food-drug interactions	C
INT002	[***]	B
INT003	[***]	A
INT004	[***]	B
INT005	[***]	B
INT006	[***]	A
INT007	[***]	A

[***]:                Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

INT008	[***]	B
INT009	[***]	B
INT010	[***]	B
INT011	[***]	B
INT012	[***]	B
INT013	[***]	A
INT014	[***]	C
INT015	[***]	C
INT016	[***]	C
INT017	[***]	C

LAB
LAB001	Lab modifications	B

PHC
PHC001	Pharmacology	A
PHC002	Chronotherapeutics	A
PHC003	Delivery system/formulation	A

PHK
PHK001	Pharmacokinetics	A
PHK002	Age, racial and gender variations	B

PRE
PRE001	General warnings and precautions	A
PRE002	Use in [***] patients	B
PRE003	Use in [***] patients	C
PRE004	Use in [***] patients	B
PRE005	Use [***]	B
PRE006	Use in patients [***]	B
PRE007	Use in patients [***]	B
PRE008	Use in patients [***]	B
PRE009	Use in patients [***]	C
PRE010	Use in patients [***]	A
PRE011	Use in patients [***]	C
PRE012	Use in patients [***]	C
PRE013	Use in patients [***]	A
PRE014	Use in patients [***]	B

TOX
TOX001	Overdosage	A

TEC
TEC001	Storage and stability	C

[***]:                Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

AMENDMENT NO. 3

THIS AMENDMENT NO. 3 (“Amendment No. 3”) is made this 15th day of January, 2004 (“Effective Date”), by and between Reliant Pharmaceuticals, LLC (“CLIENT”) and ATP, LLC d/b/a PPD Medical Communications (“PPD”).

WHEREAS, CLIENT and PPD entered into a certain Medical Letter Writing Services Agreement dated December 18, 2000 (“Agreement”) as amended by Amendment No. 1 dated August 3, 2001 and Amendment No. 2 dated February 25, 2003 (collectively “Amendments”) pursuant to which PPD provides CLIENT the preparation of standard medical information letters related to CLIENT products; and

WHEREAS, CLIENT and PPD wish to further amend the Agreement as set forth herein.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.                                       All references to “ATP” contained in the body of the Agreement shall be amended to read “PPD.”

2.                                       The first paragraph of Section 1, Services Provided by PPD, shall be deleted in its entirety and replaced with the following paragraph:

“PPD shall provide those medical letter writing development, implementation, and information response services (the “Medical Writing Services”) as requested by CLIENT from time to time. PPD shall not perform any Services without the prior written authorization of Keith S. Rotenberg, Ph.D., or any such representative as designated by CLIENT.”

3.                                       Pursuant to Section 1 of the Agreement, Services Provided by PPD, the 2004 PPD Fee Structure attached to this Amendment No. 3 as Attachment A shall be effective beginning January 1, 2004 and shall remain in effect until December 31, 2004.

4.                                       The first sentence of Section 3 of the Agreement, Term of Agreement, shall be deleted in its entirety and replaced with the following sentence:

“The term of this Agreement shall be effective December 31, 2001 and shall exist and continue until December 31, 2004.”

5.                                       The Budget Estimate for [***] attached to the Agreement shall be deleted in its entirety.

6.                                       In the event of any inconsistency or conflict of terms between the Agreement and this Amendment No. 3, the terms of this Amendment shall control.

7.                                       Except as provided herein, all other terms and conditions of the Agreement shall remain in full force and effect.

[***]:                Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be executed as of the date first above written.

Reliant Pharmaceuticals, LLC	ATP, LLC

By:	By:
Name:	Name:
Title:	Title:

ATTACHMENT A

2004 PPD FEE STRUCTURE

RESOURCE COSTS (per Hour)
Management Rate:
Supervisor, Trainer, Quality Assurance Personnel	$	[***]
Associate Director	$	[***]
Director/Executive Director/Vice-President	$	[***]
Medical Writing Rates:
Medical Writer	$	[***]
Senior Medical Writer	$	[***]
Editorial and Literature Search Coordinator	$	[***]

ADDITIONAL COSTS (As Requested by CLIENT)
Telephone Charges, Faxing, Literature Searches, Outsourced Copying, Interlibrary Loan, Copyright Clearance, External Document Retrieval, Postage, Database Access:	$	[***]
Internal Document Retrieval:	[***]/document
Internal Photocopying:	[***]/page

[***]:                Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

1

Reliant Pharmaceuticals, Inc.

110 Allen Road

Liberty Corner, NJ  07938

Tel: (908) 580-1200

Fax: (908) 542-9405

www.ReliantRx.com

AMENDMENT NO. 4

THIS AMENDMENT NO. 4 (“Amendment”) is made this 29th day of November, 2004 (“Effective Date”), by and between Reliant Pharmaceuticals, Inc. (“Reliant” or “CLIENT”) and ATP, LLC d/b/a PPD Medical Communications (“PPD”).

WHEREAS, CLIENT and PPD entered into a certain Medical Letter Writing Services Agreement dated December 18, 2000, and amended by Amendment No. 1 dated August 3, 2001, Amendment No. 2 dated February 25, 2003, and Amendment No. 3 dated January 15, 2004 (collectively, the “Agreement”) pursuant to which PPD provides CLIENT the preparation of standard medical information letters related to CLIENT products; and

WHEREAS, CLIENT and PPD wish to further amend the Agreement as set forth herein.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.                                       Pursuant to Section 1 of the Agreement, Services Provided by PPD, the 2005 PPD Fee Structure attached to this Amendment No. 4 as Attachment A shall be effective beginning January 1, 2005 and shall remain in effect until December 31, 2005.

2.                                       The first sentence of Section 3 of the Agreement, Term of Agreement, shall be deleted in its entirety and replaced with the following sentence: “The term of this Agreement shall be effective December 31, 2004 and shall exist and continue until December 31, 2005.”

3.                                       In the event of any inconsistency or conflict of terms between the Agreement and this Amendment, the terms of this Amendment shall control.

4.                                       Except as provided herein, all other terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

RELIANT PHARMACEUTICALS, INC.	ATP, LLC

By:	By:

Name:	Name:

Title:	Title:

Final 2005 Reliant MW Renewal

ATTACHMENT A
2005 PPD FEE STRUCTURE

RESOURCE COSTS (per Hour)

Management Rate:
Supervisor, Trainer, Quality Assurance Personnel	$	[***]
Associate Director	$	[***]
Director/Executive Director/Vice-President	$	[***]

Medical Writing Rates:
Medical Writer	$	[***]
Senior Medical Writer	$	[***]
Editorial and Literature Search Coordinator	$	[***]

ADDITIONAL COSTS (As Requested by CLIENT)

Telephone Charges, Faxing, Literature Searches, Outsourced Copying, Interlibrary Loan, Copyright Clearance, External Document Retrieval, Postage, Database Access:	$	[***]
Internal Document Retrieval:	$	[***]/document
Internal Photocopying:	$	[***]/page

[***]:                Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

1

AMENDMENT NO. 5

THIS AMENDMENT NO. 5 (“Amendment”) is made this 1st day of January, 2006 (“Effective Date”) by and between Reliant Pharmaceuticals, Inc. (“Reliant” or “CLIENT”) and ATP, LLC d/b/a PPD Medical Communications (“PPD”).

WHEREAS, CLIENT and PPD entered into a certain Medical Letter Writing Services Agreement dated December 18, 2000, and amended by Amendment No. 1 dated August 3, 2001, Amendment No. 2 dated February 25, 2003, Amendment No. 3 dated January 15, 2004, and Amendment No. 4 dated November 29, 2004 (collectively, the “Agreement”) pursuant to which PPD provides CLIENT the preparation of standard medical information letters related to CLIENT products; and

WHEREAS, CLIENT and PPD wish to further amend the Agreement as set forth herein.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.                                       Section 1 of the Agreement shall be deleted in its entirety and replaced with the following:

“PPD shall provide medical writing development, implementation, and information response services as described in Exhibit A (“Services”). PPD shall not perform any such Services without the prior written authorization of CLIENT or CLIENT’s designated representative.

2.                                       Exhibit A of the Agreement shall be replaced in its entirety by the revised Exhibit A, dated January 1, 2006, attached hereto and incorporated herein.

3.                                       Section 4 of the agreement shall be replaced in its entirety with the 2006 PPD Fee Structure attached as Exhibit B, dated January 1, 2006, and incorporated herein.

4.                                       The first sentence of Section 3 of the Agreement, Term of Agreement, shall be deleted in its entirety and replaced with the following sentence:

“The term of this Agreement shall be effective January 1, 2006, and shall exist and continue until December 31, 2006.”

5.                                       In the event of any inconsistency or conflict of terms between the Agreement and this Amendment, the terms of this Amendment shall control.

6.                                       Except as provided herein, all other terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

RELIANT PHARMACEUTICALS, INC.		ATP, LLC

By:	/s/ Steve Ketchum	By:	/s/ Lori Eberhardt

Name:	Steve Ketchum, Ph.D.	Name:	Lori Eberhardt

Title:	Sr. VP, R&D and Medical Affairs	Title:	VP, Operations

1

EXHIBIT A

WRITING AND EDITORIAL SERVICES

•                                          PPD, under direction from the Medical Information contact at Reliant, will provide ongoing medical writing support for Reliant’s library of standard response documents. PPD’s W&ES team operates under a support matrix with the Professional Call Center (PCC) to provide scientific writing services, which may include the following elements:

•                                          [***]

•                                          [***]

•                                          [***]

•                                          [***]

•                                          [***]

•                                          [***]

Project Considerations for SRLs and FAQs

Development of New SRLs or FAQs

•                                          According to currently available information, approximately [***] SRLs and [***] FAQs are in the library database to support inquiries on Reliant’s products Antara, DynaCirc, DynaCirc CR, InnoPran XL, Rythmol IR, Rythmol SR, and Omacor. Development of response documents for Omacor is ongoing to support the recent launch. Additional products and response documents may be added at the discretion of the clinical contact at Reliant.

•                                          PPD will work with Reliant to develop collaborative processes to determine the topics for development of any new SRLs or FAQs. In many cases, the decision to develop a new SRL will be made after careful consideration of a number of factors, including such items as:

•                                          Call statistics

•                                          Out of scope inquiry data

•                                          Recent literature searches or new Reliant internal data

•                                          New competitive products

•                                          Recent poster or abstract presentations

•                                          Changes in the Prescribing Information

•                                          PPD will utilize a methodical approach to the development of SRLs and FAQs. Once the topic has been identified and approved by Reliant, the medical writer assigned to Reliant will begin development. For each topic, the general process is as follows:

•                                          [***]

•                                          [***]

•                                          [***]

[***]:     Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

•                                          [***]

•                                          [***]

•                                          [***]

•                                          [***]

•                                          [***]

•                                          [***]

Updating of existing SRLs or FAQs

•                                          PPD will work with Reliant to develop a response document update schedule that provides for annual updating of the responses for select products on a staggered basis.

•                                          PPD will utilize this update schedule to establish a routine process for SRL and FAQ updates of Reliant’s products.

•                                          In a typical process for response document updates, PPD will perform a focused search [***]. PPD may also consider other factors to determine whether the selected response document topic may be targeted for update, such as [***] competitive product information. PPD would forward the results of the evaluation, along with any recommendations for action, to Reliant for approval.

•                                          Since only a portion of SRLs or FAQs that are evaluated for updating may actually result in an updated deliverable, PPD has provided a tiered budget for updating of the Reliant library of standard response documents:

•                                          Review and evaluation of the SRL or FAQ, including recommendations to Reliant

•                                          Development of an updated SRL or FAQ

Out of Scope Inquiry Management

•                                          In addition to response document development, PPD W&ES can assist with any inquiries that may fall outside of the approved resources (also termed ad hocs). In a post-approval environment, an evaluation of the out of scope request may or may not result in the development of a response. Reliant and PPD will develop a collaborative out of scope review process to meet Reliant’s needs for efficiency, cost-effectiveness and customer responsiveness. PPD has provided budget estimates for two types of out of scope inquiry support:

1.                                       The out of scope request is reviewed and evaluated but no response is developed.

•                                          [***]

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[***]

2.                                       [***]

•                                          Upon approval by Reliant to proceed, PPD will proceed to prepare the draft response. PPD will work with Reliant to determine if the approved out of scope response should become a part of the standard response database.

Periodic Searches of the Biomedical Literature

•                                          PPD can perform periodic searches of the biomedical literature to identify citations that are pertinent to Reliant’s products, including citations that may refer to the class of drug or competitive products. In order to ensure that all new information can be considered on a routine basis, PPD recommends that the periodic review of published literature also include periodic review of [***]. This can include [***]. PPD can work with Reliant to develop a process to ensure continuity and routine flow of information.

•                                          PPD will use the citations and information to evaluate the current library of standard responses to determine the potential for updating, combining, revising, etc. The results of the evaluation and recommendations for action will be forwarded to Reliant for approval before proceeding.

•                                          PPD will work with Reliant to identify the preferred databases for the search, as well as the search frequency.

General Project Considerations

•                                          PPD asks that Reliant supply currently available information resources to be used in the preparation of the medical information documents (e.g., regulatory documents, product monograph, bibliographies, abstracts, data on file), and also communicate specifications and preferences for the final product.

•                                          Reliant and PPD will complete the projects in a time frame that is mutually agreed upon. Collaborative processes will be developed for identification of the bibliographic databases, transfer of materials, assignment of responsibilities, compilation, review and approval of documents.

•                                          W&ES will dedicate a team of medical writers to Reliant for the project. The team will usually consist of [***]. This dedicated approach is efficient and ensures that style and tone remain consistent. A PPD primary

[***]:     Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

point of contact for Reliant will be designated to serve as contact person for Reliant regarding services.

•                                          PPD will prepare documents using Microsoft Word.

•                                          PPD will prepare the standard response documents using Reliant’s preferred style. In the absence of style guidance from Reliant, PPD will default to the AMA Manual of Style.

•                                          PPD’s internal draft-control system allows for easy tracking of successive drafts. Comments will report the exact location of source text within the reference and may provide additional information about the document. Colored text will indicate information taken verbatim from the PI.

•                                          All drafts will undergo an internal quality review before submission to Reliant. Completed draft documents will be forwarded to designated individuals at Reliant for review and approval. PPD will make requested revisions and return the revised documents to Reliant.

•                                          PPD asks that Reliant assign an internal clinical contact person to be available to PPD for questions regarding clinical data during development.

•                                          PPD will conduct literature searches and procure relevant published clinical articles.

•                                          PPD may utilize tertiary references for disease-state content development and background information.

•                                          PPD asks that Reliant supply any data on file or internal data to support the SRL content. Any internal clinical data are also helpful in determining the focus of the SRL or FAQ content.

•                                          Pass-through costs such as article procurement, copyright fees, FedEx charges, telephone charges, etc., are not included in this proposal and will be itemized separately.

•                                          Project management includes routine communication with the client and internal partners, maintenance of status sheets, filing and other duties associated with maintaining smooth operations on behalf of Reliant.

Budget Considerations

SRL or FAQ Development

•                                          Under a collaborative process with Reliant, PPD will develop new SRLs or FAQs in support of Reliant’s products.

•                                          The SRLs are generally [***] in length, including references. FAQs are generally short, focused responses of one to two paragraphs in length.

•                                          Since the database of standard responses is expected to be stable over the agreement period of 12 months, we estimate approximately [***] each of SRLs and FAQs to be needed for development in 2006.

•                                          Reliant has requested estimated development times for standard response documents. Generally speaking, it is expected that the development time for the first group of letters for a product will be greater than successive standard responses due to the process of obtaining familiarity with source documents, as well as understanding the style, content and messaging expectations of Reliant. For subsequent letter development, the development time may be shortened as certain efficiencies are realized, i.e., the collaborative processes for review and approval are smooth, the topic list is well defined and PPD is knowledgeable with source materials and Reliant’s style expectations. Some

[***]:     Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

of the letter topics in the later groups may also be shorter in length, more focused and perhaps covering greater amounts of PI text and/or off label topics.

•                                          Assuming that the SRLs will average two to four pages in length, estimated development generally averages 6-8 hours of medical writer time and one to two hours each of Quality Review and Editorial time.

•                                          Assuming that the FAQs are generally one to two paragraphs in length, the estimated development time generally averages one to three hours of medical writer time and one quarter hour to one hour each of Quality Review and Editorial time.

SRL & FAQ Updating

•                                          PPD will work with Reliant to develop a collaborative process for updating the response library. The update process typically includes a search, by response document topic, of the biomedical literature via [***], as well as a review of any new internal data or marketing information on file to determine if Reliant should consider the SRL for an update. PPD will also consider other factors that may provoke an update, such as [***]. PPD will forward the results of the evaluation, along with any recommendations for action, to Reliant for approval. PPD will proceed with the letter updates upon approval and direction from Reliant.

•                                          Since not all topics that are evaluated for an update will actually result in an updated deliverable, PPD has provided estimated budget for two scenarios:

•                                          The literature search via [***], citation review and evaluation of each SRL or FAQ in the library according to a pre-determined schedule. The estimated average review time for each topic is [***] of medical writer or literature search coordinator time depending upon the amount of new information, call statistics or data on file included for the review of the document.

•                                          The updating of the SRL or FAQ after approval by Reliant to proceed. The estimated average development time for an update after the review is completed is approximately [***].

•                                          The following assumptions are also used to develop the estimated budget:

•                                          There are approximately [***] SRLs currently in the database to support Antara, DynaCirc (both dosage forms), InnaPran XL and Rythmol (both dosage forms).

•                                          The Omacor SRLs or FAQs are not included since they have been recently developed.

•                                          The Antara FAQs are not included since the content is driven by data that is not expected to be subject to change.

•                                          Of the [***] SRLs in the database, a review of the PCS call statistics will determine that [***] SRLs will be slated for review/evaluation. The remainder will be archived, combined or deleted.

•                                          Of the [***] SRLs evaluated for a potential update, [***] SRLs will require an update.

•                                          The update process will be to add new data only with minor revisions to the existing content. Current content will not be fact-checked.

[***]:     Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

Out of Scope Inquiry Management

•                                          Out of scope inquiry evaluation and support are performed with routine reviews of call statistics and call content in collaboration with the professional call center. Since not all evaluations of an out of scope inquiry request may result in the development of a response, PPD has provided an estimated budget for each type of scenario:

•                                          Out of scope (Ad Hoc evaluation)

•                                          The medical writer assigned to Reliant performs a review of the published/unpublished literature, data on file or other clinical resource, and then consults with the Reliant contact prior to development. In some cases, a ‘no information’ response or a collated literature citation list may be sent in lieu of a fully integrated response.

•                                          PPD assumes approximately [***] ad hocs per month covering all products may be received.

•                                          The estimated labor time for an ad hoc review is [***].

•                                          If the out of scope review results in the development of an additional SRL or FAQ, then the corresponding development charges would apply.

Routine Searches of the Biomedical Literature

•                                          PPD will perform periodic searches of the biomedical literature via [***] to identify citations pertinent to Reliant’s products. The citations can be evaluated for relevance to the drug class, drug product, disease state and competitive products. Opportunities for development of new responses can be identified, as well as the opportunity for pro-active updating of existing responses between the schedule update.

•                                          The collated citation list will be forwarded to Reliant along with recommendations for action or follow-up.

•                                          The budget assumes a monthly [***] literature search and evaluation. The estimated time to complete the monthly review and evaluation of the citations against Reliant’s current response document library is [***].

Project Team

•                                          The W&ES professional staff includes Pharm. D. writers with expertise in accurate, concise and timely delivery of drug information. The staff receive additional certification and skill development through the [***] and the [***]. The team also contains an editor and literature search coordinator who has a master’s degree in library science and journalism as well as certification by the [***] and [***]. The qualifications of the medical writing staff include completion of specialty drug information residencies, [***] certification in pharmaceutical writing and direct patient care clinical experience.

Training

•                                          The PPD W&ES team carefully selects its medical writers based upon demonstration of medical writing and clinical skills as evaluated by PPD’s proprietary [***]

[***]:     Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

[***]. In addition to PPD general training, new medical writers receive skill development through self-study, continuing education, classroom training and mentoring.

PPD Medical Writing Skill Development

•                                          [***]

Quality Assurance

•                                          PPD will ensure that every effort is made to adhere to accepted standards in medical information practice including, but not limited to, clinical, ethical, regulatory and legal standards.

•                                          PPD will collaborate with Reliant to implement standard processes for transfer and review of draft documents. The director of W&ES will serve as the point of contact for process and maintenance.

•                                          W&ES utilizes an internal peer review process to ensure the quality of all written materials. All documents will be prepared to client specifications, including style, format, topic and breadth of coverage.

•                                          At each internal review step, the reviewers will ensure that the document meets the following standards:

•                                          Accurate referencing of literature

•                                          Appropriate literature evaluation and selection

•                                          Inclusion of relevant material from PI and article(s)

•                                          Absence of plagiarism

•                                          Organized flow of material and concepts Accurate spelling, punctuation and grammar

•                                          Appropriate sentence structure

•                                          Clarity and focus

•                                          Consistency of presentation and style

Exhibit B

Effective January 1, 2006

Term of Exhibit B:  January 1, 2006 until December 31, 2006

PPD 2006 FEE STRUCTURE

01/01/2006 —
HOURLY RATES	12/31/2006
WRITING AND EDITORIAL SERVICES (W&ES)

Director	[***]
Team Leader / Quality Review	[***]
Medical Writer	[***]
Editorial & Literature Search Coordinator	[***]

01/01/2006 —
ADDITIONAL COSTS (as indicated)	12/31/2006

External Document Procurement, Language Translation, Copyright Clearance, Telephone, Pager & Fax Usage, Postage & In-house Fulfillment, Wide Area Network Access, Travel, Meals, Supplies, Off-site Storage and Outsourced Copying, Literature Searches, Bibliographic Database Access

[***]
Internal Document Procurement (per document)	[***]
Internal Copying (per page)	[***]
Videoconferencing (per hour)	[***]

PPD and Reliant agree that costs for Writing and Editorial Services for the calendar year 2006 are estimated to be $[***].

PPD Medical Communications Estimated Expenses
2006

based upon hourly rates; includes primary writing, peer review, editorial support and project management

Jan-06
Medical Writing Estimate (all products) —	[***]
Document Procurement Estimate —	[***]

[***]:     Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

Feb-06
Medical Writing Estimate (all products) —
Document Procurement Estimate —	[***]
[***]
Mar-06
Medical Writing Estimate (all products) —
Document Procurement Estimate —	[***]
[***]
Apr-06
Medical Writing Estimate (all products) —
Document Procurement Estimate —	[***]
[***]
May — December 2006
Medical Writing Estimate (all products) — ($[***]/month)	[***]
Document Procurement Estimate —	[***]

2006 Total	[***]

Reliant shall compensate PPD for performance of services rendered by PPD pursuant to this agreement on the basis of time spent by PPD staff in one-fourth (1/4) hour increments multiplied by the appropriate staff hourly rate as set forth herein. Out-of-pocket costs shall be reimbursed by Reliant at cost, pursuant to the budget set forth herein. Reliant shall pay all undisputed invoices within thirty (30) days from receipt of such invoices.

These estimates will be reevaluated by RELIANT and PPD on a quarterly basis, with the first reevaluation on April 1st, 2006. At this time, the number of incoming inquiries and final costs associated with staffing, management, and fulfillment during the first quarter of 2006 will be assessed and compared with the aforementioned estimate. If warranted, the total estimated costs for 2006 will be revised to more accurately reflect actual costs incurred through PPD Medical Information services. Any revisions to the budget or the terms of this statement of work must be agreed upon in writing by the both parties.

PPD will provide Reliant on a monthly basis a copy of the monthly invoice which will outline in detail the number of hours each employee (as indicated above) has worked on Reliant business.

PPD will provide backup receipts for out-of-pocket expenses within 90 days of invoice.

PPD will also provide Reliant with weekly status reports of progress and maintenance of all medical information letters and processing.

PPD shall utilize commercially reasonable best efforts to perform the Services, to the sole satisfaction of RELIANT, within the estimated budget set forth herein. In the event the Services, or estimated out-of-pocket expenses, are anticipated to exceed the estimated budget by 10% or

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more, PPD shall promptly notify Reliant to obtain direction prior to exceeding the estimated budget.

AMENDMENT NO. 6

THIS AMENDMENT NO. 6 (“Amendment”) is made this 14th day of February, 2007 (“Effective Date”) by and between Reliant Pharmaceuticals, LLC (“Reliant” or “CLIENT”) and ATP, LLC d/b/a PPD Medical Communications (“PPD”).

WHEREAS, CLIENT and PPD entered into a certain Medical Writing Services Agreement dated December 18, 2000, and amended by Amendment No. 1 dated August 3, 2001, Amendment No. 2 dated February 25, 2003, Amendment No. 3 dated January 15, 2004, Amendment No. 4 dated November 29, 2004 and Amendment No. 5 dated January 1, 2006 (collectively, the “Agreement”) pursuant to which PPD provides CLIENT the preparation of medical information documents related to CLIENT products; and

WHEREAS, CLIENT and PPD wish to further amend the Agreement as set forth herein.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.             The first sentence of Section 3 of the Agreement, Term of Agreement, shall be deleted in its entirety and replaced with the following sentence:

“The term of this Agreement shall be effective January 1, 2007 and shall exist and continue until December 31, 2007.”

2.             Exhibit A to the Agreement shall be deleted in its entirety and replaced with the revised Exhibit A attached hereto and incorporated herein.

3.             Exhibit B to the Agreement shall be replaced in its entirety by Exhibit B attached hereto and Exhibit B shall be effective beginning January 1, 2007 and shall remain in effect until December 31, 2007.

4.             In the event of any inconsistency or conflict of terms between the Agreement and this Amendment, the terms of this Amendment shall control.

5.             Except as provided herein, all other terms and conditions of the Agreement shall remain in full force and effect.

Reliant/MedComm

2007 Renewal Amdt.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

RELIANT PHARMACEUTICALS, INC.		ATP, LLC

By:	/s/ Steve Ketchum	By:	/s/ Vivian Broach

Name:	Steve Ketchum, Ph.D	Name:	Vivian Broach

Title:	Sr. VP, R&D and Medical Affairs	Title:	Executive Director, Operations

Date:	January 27, 2007	Date:	February 14, 2007

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EXHIBIT A

WRITING AND EDITORIAL SERVICES
(“W&ES”)

PPD, under direction from the Medical Information contact at Reliant, will provide ongoing medical writing support for Reliant’s library of standard response documents. PPD’s W&ES team operates under a support matrix with the Professional Call Center (PCC) to provide scientific writing services, which may include the following elements:

•      [***]

•      [***]

•      [***]

•      [***]

•      [***]

•      [***]

PPD’s W&ES team has broad experience in inquiry support and maintenance of standard response libraries. Our goal is to understand Reliant’s needs for medical writing support, then collaboratively craft a solution that will provide the desired level and depth of service.

Project Considerations for SRLs and FAQs

Development of New SRLs or FAQs

PPD will work with Reliant to develop collaborative processes to determine the topics for development of any new SRLs or FAQs. In many cases, the decision to develop a new SRL will be made after careful consideration of a number of factors, including such items as:

•      Call statistics

•      Out of scope inquiry data

•      Recent literature searches or new Reliant internal data

•      New competitive products

•      Recent poster or abstract presentations

•      Changes in the Prescribing Information

PPD will utilize a methodical approach to the development of SRLs and FAQs. Once the topic has been identified and approved by Reliant, the medical writer assigned to Reliant will begin development. For each topic, the general process is as follows:

•      [***]

•              [***]

•      [***]

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•      [***]

•      [***]

•      [***]

•      [***]

•      [***]

•      [***]

Updating of existing SRLs or FAQs

PPD will work with Reliant to develop a response document update schedule that provides for annual updating of the responses for select products on a staggered basis. PPD will utilize this update schedule to establish a routine process for SRL and FAQ updates of Reliant’s products.

In a typical process for response document updates, PPD will perform a focused search, by [***]. PPD may also consider other factors to determine whether the selected response document topic may be targeted for update, such as [***].

PPD would forward the results of the evaluation, along with any recommendations for action, to Reliant for approval.

Out of Scope Inquiry Management

In addition to response document development, PPD’s W&ES can assist with any inquiries that may fall outside of the approved resources (also termed ad hocs). In a post-approval environment, an evaluation of the out of scope request may or may not result in the development of a response. Reliant and PPD will develop a collaborative out of scope review process to meet Reliant’s needs for efficiency, cost-effectiveness and customer responsiveness. In general, there are two types of out of scope inquiry support:

1.     The out of scope request is reviewed and evaluated but no response is developed.

[***]

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[***]

2.     [***]

Upon approval by Reliant to proceed, PPD will proceed to prepare the draft response. PPD will work with Reliant to determine if the approved out of scope response should become a part of the standard response database.

Periodic Searches of the Biomedical Literature

PPD can perform periodic searches of the biomedical literature to identify citations that are pertinent to Reliant’s products, including citations that may refer to the class of drug or competitive products. In order to ensure that all new information can be considered on a routine basis, PPD recommends that the periodic review of published literature also include periodic review of [***]. This can include [***]. PPD can work with Reliant to develop a process to ensure continuity and routine flow of information.

PPD will use the citations and information to evaluate the current library of standard responses to determine the potential for updating, combining, revising, etc. The results of the evaluation and recommendations for action will be forwarded to Reliant for approval before proceeding.

PPD will work with Reliant to identify the preferred databases for the search, as well as the search frequency.

General Project Considerations

PPD asks that Reliant supply currently available information resources to be used in the preparation of the medical information documents (e.g., regulatory documents, product monograph, bibliographies, abstracts, data on file), and also communicate specifications and preferences for the final product.

Reliant and PPD will complete the projects in a time frame that is mutually agreed upon. Collaborative processes will be developed for identification of the bibliographic databases, transfer of materials, assignment of responsibilities, compilation, review and approval of documents.

W&ES will dedicate a team of medical writers to Reliant for the project. The team will usually consist of [***]. This dedicated approach is efficient and ensures that style and tone remain consistent. A PPD primary point of contact for Reliant will be designated to serve as contact person for Reliant regarding services.

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PPD will prepare documents using Microsoft Word.

PPD will prepare the standard response documents using Reliant’s preferred style. In the absence of style guidance from Reliant, PPD will default to the AMA Manual of Style.

PPD’s internal draft-control system allows for easy tracking of successive drafts. Comments will report the exact location of source text within the reference and may provide additional information about the document. Colored text will indicate information taken verbatim from the PI.

All drafts will undergo an internal quality review before submission to Reliant. Completed draft documents will be forwarded to designated individuals at Reliant for review and approval. PPD will make requested revisions and return the revised documents to Reliant.

PPD asks that Reliant assign an internal clinical contact person to be available to PPD for questions regarding clinical data during development.

PPD will conduct literature searches and procure relevant published clinical articles.

PPD may utilize tertiary references for disease-state content development and background information.

PPD asks that Reliant supply any data on file or internal data to support the SRL content. Any internal clinical data are also helpful in determining the focus of the SRL or FAQ content.

Pass-through costs such as article procurement, copyright fees, FedEx charges, telephone charges, etc., are not included in this proposal and will be itemized separately.

Project management includes routine communication with the client and internal partners, maintenance of status sheets, filing and other duties associated with maintaining smooth operations on behalf of Reliant.

Budget Considerations

SRL or FAQ Development

Under a collaborative process with Reliant, PPD will develop new SRLs or FAQs in support of Reliant’s products.

The SRLs are generally [***] in length, including references. FAQs are generally short, focused responses of one to two paragraphs in length.

Reliant has requested estimated development times for standard response documents. Generally speaking, it is expected that the development time for the first group of letters for a product will be greater than successive standard responses due to the process of obtaining familiarity with source documents, as well as understanding the style, content and messaging expectations of Reliant. For subsequent letter development, the development time may be shortened as certain efficiencies are realized, i.e., the collaborative processes for review and approval are smooth, the

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topic list is well defined and PPD is knowledgeable with source materials and Reliant’s style expectations. Some of the letter topics in the later groups may also be shorter in length, more focused and perhaps covering greater amounts of PI text and/or off label topics.

•      Assuming that the SRLs will average [***] in length, estimated development generally averages 6-8 hours of medical writer time and [***] each of Quality Review and Editorial time.

•      Assuming that the FAQs are generally [***] in length, the estimated development time generally averages [***] of medical writer time and [***] each of Quality Review and Editorial time.

SRL & FAQ Updating

PPD will work with Reliant to develop a collaborative process for updating the response library. The update process typically includes a search, by response document topic, of the biomedical literature via OVID Medline, as well as a review of any new internal data or marketing information on file to determine if Reliant should consider the SRL for an update. PPD will also consider other factors that may provoke an update, such as consistency among topics, potential for combining topics, frequency of use or Reliant’s preferred focus for the response. PPD will forward the results of the evaluation, along with any recommendations for action, to Reliant for approval. PPD will proceed with the letter updates upon approval and direction from Reliant.

Since not all topics that are evaluated for an update will actually result in an updated deliverable, the following two scenarios may occur:

•      The literature search via OVID Medline, citation review and evaluation of each SRL or FAQ in the library according to a pre-determined schedule. The estimated average review time for each topic is one quarter hour to one hour of medical writer or literature search coordinator time depending upon the amount of new information, call statistics or data on file included for the review of the document.

•      The updating of the SRL or FAQ after approval by Reliant to proceed. The estimated average development time for an update after the review is completed is approximately three to four hours of medical writer time and one half hour to one hour each of quality review and editorial review.

The update process will be to add new data only with minor revisions to the existing content. Current content will not be fact-checked.

Out of Scope Inquiry Management

Out of scope inquiry evaluation and support are performed with routine reviews of call statistics and call content in collaboration with the professional call center. Since not all evaluations of an out of scope inquiry request may result in the development of a response, there are two scenarios for out of scope inquiry management:

Out of scope (Ad Hoc evaluation)

•      The medical writer assigned to Reliant performs a review of the published/unpublished literature, data on file or other clinical resource, and then consults with the Reliant

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contact prior to development. In some cases, a ‘no information’ response or a collated literature citation list may be sent in lieu of a fully integrated response.

•      The estimated labor time for an ad hoc review is [***] of medical writer time.

•      If the out of scope review results in the development of an additional SRL or FAQ, then the corresponding development charges would apply.

Routine Searches of the Biomedical Literature

PPD will perform periodic searches of the biomedical literature via [***] to identify citations pertinent to Reliant’s products. The citations can be evaluated for relevance to the drug class, drug product, disease state and competitive products. Opportunities for development of new responses can be identified, as well as the opportunity for pro-active updating of existing responses between the schedule update.

The collated citation list will be forwarded to Reliant along with recommendations for action or follow-up.

The estimated time to complete the monthly review and evaluation of the citations against Reliant’s current response document library is [***].

Project Team

The W&ES professional staff includes [***]. The staff receive additional certification and skill development through the [***] and the [***]. The team also contains [***]. The qualifications of the medical writing staff include completion of specialty drug information residencies, AMWA certification in pharmaceutical writing and direct patient care clinical experience.

Training

The PPD W&ES team carefully selects its medical writers based upon demonstration of medical writing and clinical skills as evaluated by PPD’s proprietary [***]. In addition to PPD general training, new medical writers receive skill development through self-study, continuing education, classroom training and mentoring.

PPD Medical Writing Skill Development

•      [***]

•      [***]

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•      [***]

•      [***]

Quality Assurance

•      PPD will ensure that every effort is made to adhere to accepted standards in medical information practice including, but not limited to, clinical, ethical, regulatory and legal standards.

•      PPD will collaborate with Reliant to implement standard processes for transfer and review of draft documents. The director of W&ES will serve as the point of contact for process and maintenance.

•      W&ES utilizes an internal peer review process to ensure the quality of all written materials. All documents will be prepared to client specifications, including style, format, topic and breadth of coverage.

•      At each internal review step, the reviewers will ensure that the document meets the following standards:

•      Accurate referencing of literature

•      Appropriate literature evaluation and selection

•      Inclusion of relevant material from PI and article(s)

•      Absence of plagiarism

•      Organized flow of material and concepts Accurate spelling, punctuation and grammar

•      Appropriate sentence structure

•      Clarity and focus

•      Consistency of presentation and style

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EXHIBIT B

2007 PPD FEE STRUCTURE

WRITING AND EDITORIAL SERVICES RATES	Unit	2007
Director	Per hour	[***]
Team Leader	Per hour	[***]
Medical Writer	Per hour	[***]
Editor & Document Review Specialist	Per hour	[***]

ADDITIONAL COSTS	Unit	2007
External Document Procurement, Language Translation, Copyright Clearance, Telephone, Fax Usage, Postage, Travel, Meals, Supplies, Outsourced Copying	As needed	[***]
Internal Document Procurement	Per document	[***]

Reliant and PPD agree that total costs for the 2007 calendar year for Writing and Editorial Services are estimated to be $[***], with a total monthly cost estimated at $[***]. Any revisions to the budget or the terms of this statement of work must be agreed upon in writing by both parties.

PPD shall utilize commercially reasonable best efforts to perform the Services, to the sole satisfaction of RELIANT, within the estimated budget set forth herein. In the event the Services, or estimated out-of-pocket expenses, are anticipated to exceed the estimated budget by 10% or more, PPD shall promptly notify Reliant to obtain direction prior to exceeding the estimated budget.

Reliant shall compensate PPD for performance of services rendered by PPD pursuant to this agreement on the basis of time spent by PPD staff in one-fourth (1/4) hour increments multiplied by the appropriate staff hourly rate as set forth herein. Out-of-pocket costs shall be reimbursed by Reliant at cost, pursuant to the budget set forth herein. Reliant shall pay all undisputed invoices within thirty (30) days from receipt of such invoices.

PPD invoices monthly based on the fee schedule shown above. Each invoice will outline in detail the number of hours each employee (as indicated above) has worked on behalf of Reliant.

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